                                                                      EXHIBIT 99

                            GLOBAL STRUCTURED FINANCE

                             BAFC 2004-B PRELIMINARY
                            Crossed Groups 3, 4 and 5
                            Collateral Summary Report

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1. GENERAL POOL CHARACTERISTICS

Pool Size: $394,508,278.25
Total Orig. Bal.: $394,613,946.80
Loan Count: 1,291
Cutoff Date: 2004-10-01
Avg. Cut-Off Balance: $305,583.48
Avg. Orig. Balance: $305,665.33
% Conforming: 42.01%
W.A. FICO: 704
W.A. Orig. LTV: 75.44%
W.A. Cut-Off LTV: 75.42%
Earliest Orig. Date: 2003-09-26
Latest Maturity Date: 2034-11-01
W.A. Gross Coupon: 5.5453%
W.A. Net Coupon: 5.2028%
W.A. Servicing Fee: 0.3347%
W.A. Trustee Fee: 0.0060%
W.A. LPMI: 0.0018%
W.A. Orig. Term: 359.3 months
W.A. Rem. Term: 358.4 months
W.A. Age: 1.0 months
% OLTV over 80: 10.09%
% OLTV over 95: 0.13%
% OLTV over 100: 0.03%
% with PMI: 6.25%
% OLTV over 80 with PMI: 61.91%
W.A. MI Coverage: 26.15%
W.A. MI Adjusted COLTV: 73.91%
% Second Lien: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.54%
W.A. Roll Term: 48.3 months
W.A. Margin: 2.359%
W.A. Initial Cap (ARMs): 3.699%
W.A. Interim Cap (ARMs): 2.000%
W.A. Life Cap (ARMs): 5.452%
W.A. Ceiling (ARMs): 10.998%
W.A. Floor (ARMs): 2.362%

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2. CUT-OFF BALANCE

                            CUT-OFF BALANCE         PERCENT
                            -------------------     -------
                            <= 50,000                  0.04%
                            50,001 - 100,000           0.95
                            100,001 - 150,000          6.18
                            150,001 - 200,000          8.46

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                            200,001 - 250,000          9.03
                            250,001 - 300,000         10.29
                            300,001 - 350,000         10.48
                            350,001 - 400,000         14.33
                            400,001 - 450,000          7.21
                            450,001 - 500,000          7.27
                            500,001 - 550,000          4.38
                            550,001 - 600,000          4.64
                            600,001 - 650,000          4.64
                            650,001 - 700,000          1.38
                            700,001 - 750,000          1.47
                            750,001 - 800,000          0.78
                            800,001 - 850,000          0.41
                            850,001 - 900,000          1.77
                            900,001 - 950,000          0.24
                            950,001 - 1,000,000        2.50
                            1,000,001 - 1,050,000      0.80
                            1,100,001 - 1,150,000      0.29
                            1,150,001 - 1,200,000      0.30
                            1,250,001 - 1,300,000      0.33
                            1,300,001 - 1,350,000      1.00
                            1,450,001 - 1,500,000      0.38
                            >= 1,500,001               0.45
                                                    -------
                            Total:                   100.00%
                                                    -------

Average: $305,583.48
Lowest: $24,650.00
Highest: $1,773,600.00

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3. ORIGINAL BALANCE

                            ORIGINAL BALANCE        PERCENT
                            ---------------------   -------
                            <= 50,000                  0.04%
                            50,001 - 100,000           0.95
                            100,001 - 150,000          6.18
                            150,001 - 200,000          8.46
                            200,001 - 250,000          9.03
                            250,001 - 300,000         10.29

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                            300,001 - 350,000         10.48
                            350,001 - 400,000         14.33
                            400,001 - 450,000          7.21
                            450,001 - 500,000          7.27
                            500,001 - 550,000          4.38
                            550,001 - 600,000          4.64
                            600,001 - 650,000          4.64
                            650,001 - 700,000          1.38
                            700,001 - 750,000          1.47
                            750,001 - 800,000          0.78
                            800,001 - 850,000          0.41
                            850,001 - 900,000          1.77
                            900,001 - 950,000          0.24
                            950,001 - 1,000,000        2.50
                            1,000,001 - 1,050,000      0.80
                            1,100,001 - 1,150,000      0.29
                            1,150,001 - 1,200,000      0.30
                            1,250,001 - 1,300,000      0.33
                            1,300,001 - 1,350,000      1.00
                            1,450,001 - 1,500,000      0.38
                            >= 1,500,001               0.45
                                                    -------
                            Total:                   100.00%
                                                    -------

Average: $305,665.33
Lowest: $24,650.00
Highest: $1,773,600.00

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4. COUPON

                            COUPON   PERCENT
                            ------   -------
                            3.625       0.10%
                            3.875       0.04
                            4.000       0.36
                            4.125       0.21
                            4.250       0.13
                            4.375       0.60
                            4.500       1.16
                            4.625       0.66

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                            4.750       2.97
                            4.875       4.02
                            5.000       5.58
                            5.125       4.73
                            5.250       8.10
                            5.375       9.83
                            5.500      13.93
                            5.625      10.18
                            5.750      11.16
                            5.875      10.00
                            6.000       4.03
                            6.125       2.79
                            6.250       3.37
                            6.375       2.16
                            6.500       1.35
                            6.625       0.28
                            6.750       0.56
                            6.875       1.38
                            7.000       0.19
                            7.250       0.12
                                     -------
                            Total:    100.00%
                                     -------

W.A.: 5.545
Lowest: 3.625
Highest: 7.250

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5. CREDIT SCORE

                            CREDIT SCORE   PERCENT
                            ------------   -------
                            800 - 849         0.62%
                            750 - 799        18.99
                            700 - 749        30.38
                            650 - 699        37.88
                            600 - 649        12.09
                            N/A               0.03
                                           -------
                            Total:          100.00%
                                           -------

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W.A.: 704
Lowest: 619
Highest: 817

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6. PRODUCT TYPE

                            PRODUCT TYPE            PERCENT
                            -------------------     -------
                            5/25 1YR LIBOR - IO       40.54%
                            3/27 1YR LIBOR - IO       37.60
                            5/25 1YR LIBOR            14.07
                            3/27 1YR LIBOR             6.94
                            3/27 1YR CMT               0.28
                            5/10 1YR LIBOR             0.24
                            5/20 1YR LIBOR             0.11
                            5/15 1YR LIBOR - IO        0.10
                            5/25 1YR CMT               0.09
                            3/12 1YR LIBOR             0.02
                                                    -------
                            Total:                   100.00%
                                                    -------

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7. INDEX

                            INDEX       PERCENT
                            ---------   -------
                            1YR LIBOR     99.63%
                            1YR CMT        0.37
                                        -------
                            Total:       100.00%
                                        -------

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8. LIEN POSITION

                            LIEN POSITION    PERCENT
                            -------------    -------
                            1                 100.00%
                                             -------
                            Total:            100.00%
                                             -------

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9. LOAN PURPOSE

                            LOAN PURPOSE            PERCENT
                            ---------------------   -------
                            Purchase                  60.63%
                            Refinance-Cashout         24.59
                            Refinance-Rate/Term       14.78
                                                    -------
                            Total:                   100.00%
                                                    -------

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10. PROPERTY TYPE

                            PROPERTY TYPE    PERCENT
                            -------------    -------
                            SFR                56.39%
                            PUD                18.37
                            Condo              11.03
                            PUD Detach          5.73
                            2-Family            2.49
                            Condo - Low         1.98
                            PUD Attach          1.51
                            3-Family            1.34
                            4-Family            0.65
                            Townhouse           0.33
                            Other               0.18
                                             -------
                            Total:            100.00%
                                             -------

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11. STATE

                            STATE        PERCENT
                            ----------   -------
                            California     44.85%
                            Florida         8.58
                            Nevada          7.07
                            Virginia        4.84
                            Maryland        4.10
                            Other          30.56
                                         -------
                            Total:        100.00%
                                         -------

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12. CALIFORNIA

                            CALIFORNIA   PERCENT
                            -----------  -------
                            Northern       33.63%
                            Southern       66.37
                                         -------
                            Total:        100.00%
                                         -------

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13. MSA

                            MSA                     PERCENT
                            ---------------------   -------
                            Los Angeles, CA           19.34%
                            San Diego, CA              9.42
                            San Francisco, CA          9.27
                            Washington, DC             7.91
                            Las Vegas, NV              5.40
                            No MSA                     3.97
                            New York, NY               2.73
                            Sacramento, CA             2.58
                            Phoenix, AZ                2.52
                            Miami, FL                  2.37
                            Chicago, IL                2.22
                            Seattle, WA                2.21
                            Boston, MA                 1.79
                            Atlanta, GA                1.42
                            Reno, NV                   1.37
                            Other                     25.46
                                                    -------
                            Total:                   100.00%
                                                    -------

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14. ZIP CODE

                            ZIP CODE     PERCENT
                            ----------   -------
                            92101           1.54%
                            89052           0.93
                            93012           0.58
                            92660           0.55
                            89131           0.52
                            Other          95.89
                                         -------
                            Total:        100.00%
                                         -------

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15. Occupancy Status

                            OCCUPANCY STATUS   PERCENT
                            ----------------   -------
                            Primary              80.08%
                            Investor             15.51
                            Secondary             4.41
                                               -------
                            Total:              100.00%
                                               -------

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16. DOCUMENTATION

                            DOCUMENTATION   PERCENT
                            -------------   -------
                            Reduced           35.96%
                            Full              21.37
                            Stated            15.99
                            Full/Alt          14.20
                            NINA               3.96
                            Rapid              3.83
                            Preferred          2.20
                            Alternative        1.50
                            No Ratio           0.63
                            Streamline         0.36
                                            -------
                            Total:           100.00%
                                            -------

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17. ORIGINAL LTV

                            ORIGINAL LTV    PERCENT
                            -------------   -------
                            15.01 - 20.00      0.08%
                            20.01 - 25.00      0.14
                            30.01 - 35.00      0.08
                            35.01 - 40.00      0.32
                            40.01 - 45.00      0.50
                            45.01 - 50.00      1.77

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                            50.01 - 55.00      1.97
                            55.01 - 60.00      3.48
                            60.01 - 65.00      5.95
                            65.01 - 70.00     12.09
                            70.01 - 75.00     11.98
                            75.01 - 80.00     51.56
                            80.01 - 85.00      1.80
                            85.01 - 90.00      4.79
                            90.01 - 95.00      3.37
                            >= 95.01           0.13
                                            -------
                            Total:           100.00%
                                            -------

W.A.: 75.44%
Lowest: 16.32%
Highest: 102.65%

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18. CUT-OFF LTV

                            CUT-OFF LTV      PERCENT
                            --------------   -------
                            15.01 - 20.00       0.08%
                            20.01 - 25.00       0.14
                            30.01 - 35.00       0.08
                            35.01 - 40.00       0.32
                            40.01 - 45.00       0.50
                            45.01 - 50.00       1.77
                            50.01 - 55.00       1.97
                            55.01 - 60.00       3.48
                            60.01 - 65.00       5.95
                            65.01 - 70.00      12.09
                            70.01 - 75.00      12.04
                            75.01 - 80.00      51.49
                            80.01 - 85.00       1.80
                            85.01 - 90.00       4.79
                            90.01 - 95.00       3.37
                            95.01 - 100.00      0.09
                            >= 100.01           0.03
                                             -------
                            Total:            100.00%
                                             -------

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W.A.: 75.42%
Lowest: 16.28%
Highest: 102.44%

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19. ORIGINAL TERM

                            ORIGINAL TERM   PERCENT
                            -------------   -------
                            180                0.26%
                            240                0.10
                            300                0.11
                            360               99.52
                                            -------
                            Total:           100.00%
                                            -------

W.A.: 359.3 months
Lowest: 180 months
Highest: 360 months

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20. SCHEDULED REMAINING TERM

                            SCHEDULED REMAINING TERM   PERCENT
                            ------------------------   -------
                            175 - 180                     0.26%
                            235 - 240                     0.10
                            295 - 300                     0.11
                            355 - 360                    99.52
                                                       -------
                            Total:                      100.00%
                                                       -------

W.A.: 358.4 months
Lowest: 178 months
Highest: 360 months

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21. CUTOFF LOAN AGE

                            CUTOFF LOAN AGE   PERCENT
                            ---------------   -------
                            0                   40.80%
                            1 - 6               59.20
                                              -------
                            Total:             100.00%
                                              -------

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W.A.: 1.0 months
Lowest: 0 months
Highest: 5 months

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22. GROSS MARGIN

                            GROSS MARGIN   PERCENT
                            ------------   -------
                            1.000             0.11%
                            1.875             0.09
                            2.250            78.08
                            2.750            21.20
                            2.875             0.10
                            3.125             0.09
                            3.250             0.24
                            3.625             0.09
                                           -------
                            Total:          100.00%
                                           -------

W.A.: 2.359%
Lowest: 1.000%
Highest: 3.625%

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23. INITIAL CAP (ARMs)

                            INITIAL CAP (ARMs)   PERCENT
                            ------------------   -------
                            2.000                  43.70%
                            4.000                   0.09
                            5.000                  55.09
                            6.000                   1.13
                                                 -------
                            Total:                100.00%
                                                 -------

W.A.: 3.699%
Lowest: 2.000%
Highest: 6.000%

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24. PERIODIC CAP (ARMs)

                            PERIODIC CAP (ARMs)  PERCENT
                            -------------------  -------
                            2.000                 100.00%
                                                 -------
                            Total:                100.00%
                                                 -------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

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25. MAXIMUM RATE (ARMs)

                            MAXIMUM RATE (ARMs)  PERCENT
                            -------------------  -------
                            9.000                   0.14%
                            9.125                   0.05
                            9.250                   0.11
                            9.375                   0.04
                            9.500                   0.12
                            9.625                   0.44
                            9.750                   0.57
                            9.875                   1.47
                            10.000                  2.16
                            10.125                  2.68
                            10.250                  4.53
                            10.375                  5.87
                            10.500                  8.87
                            10.625                  6.77
                            10.750                 10.58
                            10.875                  9.19
                            11.000                  6.23
                            11.125                  3.71
                            11.250                  5.46
                            11.375                  5.30
                            11.500                  6.79
                            11.625                  3.91
                            11.750                  3.43
                            11.875                  4.40
                            12.000                  1.34
                            12.125                  1.37
                            12.250                  1.63
                            12.375                  1.38
                            12.500                  0.58

                            12.625                  0.10
                            12.750                  0.10
                            12.875                  0.39
                            13.000                  0.19
                            18.000                  0.11
                                                 -------
                            Total:                100.00%
                                                 -------

W.A.: 10.998%
Lowest: 9.000%
Highest: 18.000%

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26. MINIMUM RATE (ARMs)

                            MINIMUM RATE (ARMs)  PERCENT
                            -------------------  -------
                            1.875                   0.09%
                            2.250                  77.86
                            2.750                  21.62
                            2.875                   0.10
                            3.125                   0.09
                            3.250                   0.24
                                                 -------
                            Total:                100.00%
                                                 -------

W.A.: 2.362%
Lowest: 1.875%
Highest: 3.250%

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27. TERM TO ROLL (ARMs)

                            TERM TO ROLL (ARMs)  PERCENT
                            -------------------  -------
                            31 - 36                44.52%
                            37 - 42                 0.32
                            55 - 60                55.16
                                                 -------
                            Total:                100.00%
                                                 -------

W.A.: 48.3 months
Lowest: 33 months
Highest: 60 months

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--------------------------------------------------------------------------------
Banc of America Securities LLC

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This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information, and Banc of
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